Exhibit 99.3

22

35

SYNOVUS

Second Quarter 2010 Results

July 22, 2010

Forward-Looking Statements

This press release and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the commercial banking industry and economy in general. These forward-looking statements include, among others, our statements regarding (1) the projected opt-in rate and estimated impact of Regulation E; (2) the anticipated benefits of charter consolidation; (3) impact of steps to increase efficiency and reduce costs, including estimated annual savings and target efficiency ratios; (4) statements regarding our pursuit of opportunities for growth; (5) expectations on credit trends; (6) statements regarding our belief that we are advancing towards profitablilty; (7) potential exposure related to the Gulf oil spill; and (8) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K, including Synovus' Current Report on Form 8-K filed on April 26, 2010. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: pre-tax, pre-credit costs income; core deposits; net interest margin excluding negative impact of non-performing assets; fundamental non-interest expense; the ratio of pre-tax, pre-credit costs income to risk weighted assets, and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are loss from continuing operations before income taxes; total deposits; net interest margin; total non-interest expense; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. The tangible common equity ratio to tangible assets ratio and tangible common equity to risk-weighted assets ratio are used by management to assess the strength of our capital position. Core deposits are a measure used by management and investment analysts to evaluate organic growth of deposits and the quality of deposits as a funding source. The net interest margin excluding the negative impact of non-performing assets is a measure used by management to evaluate the net interest margin excluding the adverse impact of non-performing assets and interest charge-offs. Pre-tax, pre-credit costs income is a measure used by management to evaluate core operating results exclusive of credit costs as well as certain non-core expenses such as goodwill impairment charges, restructuring charges, and Visa litigation expense (recovery). Fundamental non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

Second Quarter 2010 Highlights

- Finalized the consolidation of 30 bank charters
- Completed $1.1 billion capital raise
- Loss from continuing operations of $229 million reflecting 12% improvement from1Q10
- 2Q10 net loss per common share of $0.36 per share (average shares of 677 million)
- Pre-tax, pre-credit costs income* of $119 million remains stable compared to 1Q10
- Continuing improvements in credit trends
  - NPL inflows dropped significantly from $530 million in 1Q10 to $340 million in 2Q10; down 36% from 1Q10 and 64% from 1Q09 peak
  - Fifth consecutive quarter of decline in NPL inflows
  - Total NPAs of $1.57 billion down 15% from 1Q10
  - NPA ratio dropped to 6.7% in 2Q10 from 7.5% in 1Q10
  - NPA levels and ratio impacted by lower inflows, asset dispositions and charge-offs
  - Total past dues were 1.06%, down 15 basis points from 1Q10

*Non-GAAP financial measures; see appendix

Second Quarter 2010 Highlights

- Net interest margin of 3.34%, down 5 basis points from 1Q10
  - Dilutive effect of additional excess liquidity partially offset by a reduction in credit cost impact as well as continued improvement in loan yields and declines in core funding costs
- Capital Ratios*
  - Tier I Capital Ratio: increased to 13.33% from 9.68% in 1Q10
  - Tangible Common Equity/Tangible Assets Ratio**: increased to 7.58% from 5.08% in 1Q10
  - Tier I Common Equity Ratio: increased to 9.51% from 6.03% in 1Q10

*Preliminary
** Non-GAAP financial measures; see appendix

Financial Results

Income Statement Quarterly Comparison

(amounts in thousands, except per share data)

	2Q10	1Q10	2Q09
Net Interest Income	$250,039	$248,867	$256,608
Non-interest Income	73,995	69,698	103,202
Non-interest Expense	258,762	252,797	393,935
Provision for losses on loans	298,904	340,948	631,526
Loss from continuing operations before income taxes	(233,632)	(275,180)	(665,651)
Income tax benefit	(5,057)	(16,337)	(80,059)
Loss from continuing operations	(228,575)	(258,843)	(585,592)
Income from discontinued operations, net of income taxes*	–	43,161	1,340
Net loss	(228,575)	(215,682)	(584,252)
Net (loss) income attributable to non-controlling interest	(381)	(209)	2,677
Net loss attributable to controlling interest	(228,194)	(215,473)	(586,929)
Dividends and accretion of discount on preferred stock	(14,360)	(14,325)	(14,225)
Net loss attributable to common shareholders	(242,554)	(229,798)	(601,154)
Average common shares outstanding	676,753	489,607	329,850
Net loss per common share	($0.36)	($0.47)	($1.82)

* 1Q10 pre-tax income of $70.6 million, net of tax-expense of $27.4 million

Loans Outstanding

(dollars in billions)

Year-over-Year (down 15.4% or $4.2 billion)

- CRE (21.6%)
  - Investment Properties (11.0%)
  - 1-4 Family Properties (38.9%)
  - Land Acquisition (15.7%)
- C&I (12.2%)
- Retail (6.2%)

Linked Quarter (down 17.7%* or $1.1 billion)

- CRE (23.2%)
  - Investment Properties (17.3%)
  - 1-4 Family Properties (52.5%)
  - Land Acquisition 17.7%
- C&I (17.0%)
- Retail (5.8%)

*Annualized


$30
$24
$18
$12
$6
$0
$4.3
$12.2
$11.1
$4.3
$11.4
$10.6
$4.2
$10.7
$10.5
$4.1
$10.2
$10.2
$4.1
$9.6
$9.7
2Q09
3Q09
4Q09
1Q10
2Q10
C&I
CRE
Retail

Deposits-Targeting the Right Mix

(dollars in millions)


Core Deposits*
$24,000
$19,200
$14,400
$9,600
$4,800
$0
$22,429
$22,538
$22,082
7,106
6,087
5,837
1,922
1,972
1,650
9,539
10,127
10,344
3,862
4,352
4,251
2Q09
1Q10
2Q10
Time Deposits**
Shared Deposits
Other Interest Bearing Deposits**
Non-interest-bearing Deposits (DDA)

- Focusing on the mix- continuing to pursue lower cost core funding
  - Time deposits (including Shared Deposits) represent approximately 91% of linked quarter core deposit* decline
  - Strong retention of Shared Deposit balances since consolidation of charters
- Linked quarter decline in total deposits led by $467 million planned reduction in national market brokered deposits
  - Total deposits of $26.3 billion down $922 million or 13.6% annualized from 1Q10

* Core deposits represent total deposits less national market brokered deposits
* Non-GAAP financial measures; see appendix
** Excludes Shared Deposits and national market brokered deposits

Core Funding

(dollars in billions)

- Loans funded by core deposits* have increased from 81% to 95% since June 2009


$28
$27
$26
$25
$24
$23
$22
$21
$27.6
$26.3
$25.4
$24.4
$23.3
$22.4
$22.4
$22.4
$22.5
$22.1
2Q09
3Q09
4Q09
1Q10
2Q10
Loans
Core Deposits

*Non-GAAP financial measures; see appendix

Net Interest Margin

Key Margin Drivers:

- Dilutive impact of excess liquidity primarily from May 2010 capital raise
- Decline in negative impact of non-performing assets
- Decrease in funding costs driven by downward re-pricing of maturing time deposits and modest declines in money market deposit rates
- Positive impact of increased loan yields partially offset by a decline in investment yields


(in millions)
Net Interest Income
$257
$206
$154
$103
$51
$0
$256.6
$254.6
$255.8
$248.9
$250.0
2Q09
3Q09
4Q09
1Q10
2Q10


Net Interest Margin Trend
3.8%
3.6%
3.4%
3.2%
3.0%
3.62%
3.64%
3.63%
3.77%
3.67%
3.23%
3.22%
3.25%
3.39%
3.34%
2Q09
3Q09
4Q09
1Q10
2Q10
Actual
Excluding negative impact of non-performing assets*

*Non-GAAP financial measures; see appendix

Service Charges on Deposits

(dollars in millions)

Linked Quarter up 6.1%	Year-over-Year down 7.3%
• NSF up 7.3% • Analysis Fees down 2.9% • Other up 15.5%	• NSF down 10.5% • Analysis Fees down 7.4% • Other up 5.8%


$30
$25
$20
$15
$10
$5
$0
$17.8
$18.5
$17.9
$15.2
$16.4
$7.0
$6.8
$7.0
$6.7
$6.5
$4.9
$4.4
$4.8
$4.4
$5.0
2Q09
3Q09
4Q09
1Q10
2Q10
Other
Analysis Fees
NSF

Evaluating Reg E impact

- Approximately 45% of Synovus' NSF revenue occurs through the debit card and ATM channels
- Projected opt-in rate in excess of 50%
  - 38% opt-in to date, exceeding original expectations of 30% by August 15th
- At 50% opt-in rate, estimate approximately $6.5 million negative impact to NSF revenue in 2010 (annualized impact of approximately $15 million)
- Assessing other fee income strategies in both retail and commercial to replace lost fee income

Continued Focus on Efficiency and Productivity


Headcount
7,500
7,000
6,500
6,000
5,500
7,331
6,388
Down 13% from peak of 7,331 (1Q08)
1Q08
2Q10

- Project Optimus established better discipline in headcount and expense management
- Some actions were limited in Project Optimus due to multiple legal charter structure

Continued Focus on Efficiency and Productivity

- Consolidation of 30 separate charters presents timely opportunity for:
  - Streamlining, simplifying, and automating core processes
  - Evaluating the size and scope of the organizational infrastructure (one versus multiple banks)
- Critical to balance leveraging of efficiencies with:
  - Enterprise risk
  - Retention of key talent who will drive growth across the footprint
  - Organization's ability to undertake considerable change
- Approximately $9 million in annual expense savings already identified and will be implemented during second half of 2010
- Anticipate identification of significant additional cost reductions through targeted review of post-consolidation operating structure
  - Targeting a 55% efficiency ratio (excluding credit costs) by end of 2011 to include a combination of expense savings and revenue growth

Pre-tax, Pre-credit Costs Income***

(dollars in millions)


$150
$140
$130
$120
$110
$142
$140*
$144
$119
$119
2Q09
3Q09
4Q09
1Q10
2Q10

	2Q09	3Q09	4Q09	1Q10	2Q10
Loss from continuing operations before income taxes	($666)	($472)	($244)	($275)	($234)
Subtract: Gain from sale of Visa shares	–	–	(52)	–	–
Add: Provision for losses on loans	632	496	387	341	299
Add: Other credit costs**	176	110	40	54	54
Add: Goodwill impairment	–	–	15	–	–
Add (Subtract): Net litigation contingency expense (recovery)	–	6	(2)	–	–
Pre-tax, pre-credit costs income	$142	$140*	$144	$119	$119
Pre-tax, pre-credit costs income/risk weighted assets	1.9%	2.0%	2.2%	1.8%	1.9% (1)

* Amount includes security gains of $14.7 million
** Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to other loans held for sale.
*** Non-GAAP financial measures; see appendix
Prior periods have been reclassified to exclude discontinued operations
(1) Preliminary

Capital Ratios

	2Q09	3Q09	4Q09	1Q10	2Q10
Tier 1 Capital Ratio	9.53%	10.48	10.16	9.68	13.33% (2)
Tier 1 Common Equity Ratio	6.42	7.18	6.65	6.03	9.51 (2)
Total Risk-Based Capital Ratio	12.77	13.84	13.58	13.03	16.87 (2)
Tangible Common Equity/Tangible Assets Ratio (1)*	5.94	6.23	5.74	5.08	7.58
Leverage Ratio	8.25%	8.76	8.12	7.68	10.12% (2)

(1) Excludes the carrying value of goodwill and other intangible assets from shareholders' equity and total assets
(2) Preliminary

*Non-GAAP financial measures; see appendix

Credit Update

Credit Quality Trends

(dollars in millions)


3.0%
830
301
3.6%
997
401
4.2%
1,170
576
6.2%
1,725
939
6.2%
1,718
765
6.6%
1,747
756
7.1%
1,831
661
7.5%
1,843
531
6.7%
1,573
339
2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
New NPA Inflows
Non-Performing Assets


1.04%
70.6
1.53%
105.3
3.25%
229.4
3.53%
246.3
5.09%
355.2
7.33%
496.8
5.58%
361.9
5.05%
316.0
7.21%
433.1
2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
QTD Net Charge-Offs (annualized)


1.52%
417.8
1.68%
463.8
2.14%
598.3
2.32%
642.4
3.33%
918.7
3.49%
918.5
3.72%
943.7
3.97%
968.7
3.58%
834.5
2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
Allowance for Loan Losses


1.33%
365.0
0.14%
1.46%
403.2
0.18%
1.30%
362.5
0.14%
2.12%
587.0
0.11%
1.20%
331.7
0.11%
1.35%
356.5
0.17%
1.03%
262.4
0.08%
1.21%
294.8
0.15%
1.06%
246.6
0.09%
2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
Total Past Dues
Past Dues > 90 Days

Total Outstanding Loan Balance declined $1.1 billion in 2Q10, reducing the denominator for the ratios on this page for the sixth consecutive quarter.
Total Outstanding Loan Balance has declined since 4Q08 by a total of $4.6 billion.

Allowance and Cumulative Write-downs on Non-performing Loans

(dollars in millions)

	2Q10	1Q10	4Q09	3Q09	2Q09
Non-performing loans	$1,310	$1,543	$1,556	$1,519	$1,472
Total allowance and cumulative write-downs on NPLs	$936	$975	$914	$897	$644
Allowance and cumulative write-downs on non-performing loans* as a percentage of non-performing loans	**45.8%**	**44.6%**	**42.2%**	**42.2%**	**36.3%**

*ORE and Impaired Loans Held for Sale at June 30, 2010 reflect cumulative write-downs and valuation reserves of 59% of unpaid principal balance.

Total allowance and cumulative write-downs on all outstanding NPAs at June 30, 2010 is approximately 49% of unpaid principal balance; this is flat from 1Q10 and up from 45% in 4Q09.

New NPL Inflows by Geography

(dollars in millions)

	2Q10	1Q10	4Q09	3Q09	2Q09	1Q09
Alabama	$25	$24	$26	$47	$47	$34
Florida	49	102	67	144	125	80
Georgia (not incl. Atlanta)	91	155	226	185	143	374
Atlanta	71	107	197	222	269	246
South Carolina	94	118	124	133	160	185
Tennessee	9	25	22	25	21	20
Total	**$339**	**$531**	**$661**	**$756**	**$765**	**$939**

New NPL Inflows by Portfolio Type

(dollars in millions)

	2Q10	1Q10	4Q09	3Q09	2Q09	1Q09
Investment Properties	$42	$147	$144	$94	$93	$364
Residential Properties (non-Atlanta)	109	127	162	257	225	189
Land Acquisition (non-Atlanta)	48	64	47	70	69	49
Residential Properties / Land (Atlanta)	37	65	110	169	216	194
Commercial and Industrial	74	94	160	132	135	112
Retail	29	34	39	34	27	31
Total	**$339**	**$531**	**$661**	**$756**	**$765**	**$939**

Potential Exposure Related to Gulf Oil Spill

(dollars in millions)

	Total Performing Loans	Non-Performing Loans
Pensacola	$1,169	$124
Mobile	$177	$3
Total Panhandle	**$1,346**	**$127**
Investment Properties (less Hotels)	$209	$16
Hotels	$67	$2
Residential R/E	$173	$33
Land Acquisition	$102	$50
Commercial & Industrial	$584	$20
Retail	$211	$6
Total Panhandle	**$1,346**	**$127**

Asset Disposition Activity

(dollars in millions)


$420
$315
$210
$105
$0
100%
80%
60%
40%
20%
0%
$106
$404
$339
$331
$271
$206
40%
45%
46%
51%
43%
34%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
Book Balance of Dispositions
Realization Rate as % Unpaid Balance at Default

Note: Second quarter asset dispositions were at prices that approximated carrying values.

Investment Properties Portfolio

(dollars in millions)

Total Investment Properties: $5.5 billion
as of 6/30/10


Other Investment Property 10%
Warehouses 10%
Multi-Family 16%
Commercial Development 9%
Hotels 18%
Shopping Centers 20%
Office Buildings 17%

Investment Property Portfolio as of 6/30/10

	Outstanding Balance	New NPL Inflows	NPL Ratio	30+ DPD Ratio	2Q10 Net Charge-Offs*
Multi-Family	$893	$4	1.18%	0.02%	1.26%
Hotels	$984	$6	11.47%	0.62%	46.51%
Office Buildings	$914	$9	2.64%	1.18%	2.31%
Shopping Centers	$1,163	$7	2.38%	0.51%	0.58%
Warehouses	$526	$6	1.07%	1.22%	2.84%
Other Investment Property	$522	$2	4.98%	0.22%	4.26%
Commercial Development	$485	$8	16.68%	0.10%	6.04%
Total Investment Properties:	**$5,487**	**$42**	**5.24%**	**0.56%**	**10.75%**

*Annualized

Residential C&D and Land Acquisition Portfolio

(dollars in millions)

Performing Residential C&D and Land Acquisition Portfolios


$6,000
$4,500
$3,000
$1,500
$0
$5,875
$4,705
$4,385
$3,888
$3,249
$2,791
$2,416
$2,239
decline of 62% from peak
Atlanta - decline of 77% from peak
$1,810
$1,286
$1,079
$837
$617
$515
$457
$413
4Q07
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
Remaining Portfolio
Atlanta

- The Residential C&D and Land portfolios comprise 50% of total NPLs, of which 39% are in Atlanta.
- Performing Res. C&D and Land Acq. Portfolio has decreased by 62%, from $5.9B to $2.2B since 4Q07:
  - 4Q07 - portfolio represented 22% of total loans
    - Atlanta comprised 7%
  - 2Q10 - portfolio represents less than 10% of total loans
    - Atlanta comprises less than 2%

Performing Residential C&D and Land as of 6/30/10


Florida
13%
Atlanta
18%
Alabama
13%
Tennessee
2%
Other Georgia
29%
South Carolina
25%

Key Credit Metrics as of 06/30/10

	Total O/S Bal*	NPL Ratio	30+ DPD	2Q10 Chg-Off %**
1-4 Family Construction	$459	23.4%	1.98%	37.72%
Residential Land Dev.	$999	29.2%	1.62%	27.55%
Land Acquisition	$1,433	17.6%	0.95%	10.81%
Total Res. C&D & Land	**$2,891**	**22.6%**	**1.34%**	**21.53%**
1-4 Investment Mortgage	$1,197	5.8%	1.12%	5.41%

*includes accruing and non-accruing loans

**annualized

C&I Portfolio

(dollars in millions)

Diverse Industry Exposure
as of 06/30/10


11.5%
8.3%
5.7%
8.2%
9.5%
8.8%
7.6%
6.7%
6.5%
5.2%
5.0%
2.9%
2.6%
2.5%
8.8%
Health Care
Finance/Insurance
R/E Leasing
Retail Trade
Wholesale Trade
Professional, Scientific, Technical Svcs.
Ag, Forestry, Fishing
All Other
Manufacturing
Construction
Other Services
R/E Other
Accommodation & Food Svcs.
Transportation & Warehousing
Educational Svcs.

C&I Portfolio as of 6/30/10

	O/S Balance	NPL Ratio	30+ DPD Ratio	2Q10 Chg-Off Ratio*
Commercial, Financial & Agricultural	$5,498	2.78%	1.43%	4.33%
Owner Occupied R/E	$4,222	1.81%	0.51%	1.20%
Total C&I Loans	**$9,720**	**2.36%**	**1.03%**	**2.99%**

* Annualized

- Past Dues remained low at 1.03%
- New NPL Inflows down 21% from 1Q10
- C&I Portfolio credit fundamentals remained stable

Retail Portfolio

(dollars in millions)

Retail Portfolio as of 6/30/10

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	2Q10 Net Charge-Offs*
Home Equity Lines	$1,681	1.05%	0.86%	1.85%
Consumer Mortgage	$1,547	3.11%	2.09%	2.94%
Small Business	$205	1.16%	1.39%	3.28%
Credit Card	$286	0.00%	2.70%	6.83%
Other Consumer Loans	$343	0.91%	1.69%	1.25%
Total Retail Loans	**$4,062**	**1.75%**	**1.55%**	**2.63%**

* Annualized

- Credit metrics improved within Retail portfolio from 1Q10
  - Lowest past due ratio since 4Q08
  - Second consecutive quarter with improvement in NPL inflows
  - Third consecutive quarter with improvement in net charge-offs

SYNOVUS

Emerging Stronger

Emerging Stronger

- Committed to pursuing opportunities for growth
  - Appointment of Chief Commercial Officer to drive commercial banking efforts and business development strategies
  - Leveraging strength of community bank model
- Managing expense base will go hand-in-hand with growing the business
  - Not a one-time event but a new way of doing business
- Continuing to approach profitability
  - Encouraged by positive direction of credit trends
  - Recent economic events will put pressure on timing
  - Positive movement in key performance indicators reinforce our belief that we are advancing towards profitability

Appendix

Charge-offs by Type

(dollars in millions, percentages annualized)

	2Q10		1Q10	
Investment Properties	$151.3	10.75%	$78.0	5.40%
1-4 Family Properties	$142.4	19.90%	$96.3	12.10%
Land for Future Development	$38.3	10.81%	$46.5	12.80%
Total CRE	**$332.0**	**13.40%**	**$220.8**	**8.50%**
Commercial and Industrial	$74.2	2.99%	$64.2	2.50%
Retail	$26.9	2.63%	$31.0	3.00%
Total Net Charge-offs	**$433.1**	**7.21%**	**$316.0**	**5.05%**

Past Dues by Portfolio Type

(dollars in millions)

	Oustanding Balance 2Q10	30-Days + Past Due 2Q10	30-Days + Past Due 1Q10
Investment Properties	$5,487	0.56%	1.23%
Residential Properties	$2,655	1.46%	1.12%
1-4 Family Construction	$459	1.98%	0.84%
1-4 Family Perm/Mini-Perm	$1,197	1.12%	1.23%
Residential Development	$999	1.62%	1.13%
Land for Future Development	$1,433	0.95%	2.19%
Commercial and Industrial	$9,720	1.03%	0.92%
Retail	$4,062	1.55%	1.61%
Total*	**$23,343**	**1.06%**	**1.21%**

* Includes unearned income

Non-Interest Income

(in thousands)

	2Q10	1Q10	2Q09	2Q10 vs. 1Q10 % Change	2Q10 vs. 2Q09 % Change
Service Charges on Deposit Accounts	$27,876	$26,280	$29,702	6.1%	(6.1%)
Fiduciary and Asset Management Fees	11,357	11,338	10,657	0.2	6.6
Brokerage and Investment Banking Income	6,768	5,931	7,521	14.1	(10.0)
Mortgage Banking Income	6,318	5,814	14,590	8.7	(56.7)
Bankcard Fees	9,800	9,515	9,144	3.0	7.2
Investment Securities Gains (Losses)	17	(448)	-	nm	nm
Other Fee Income	5,402	5,530	8,722	(2.3)	(38.1)
Increase in Fair Value of Private Equity Investments, Net	1,283	899	8,090	42.7	(84.1)
Gain from sale of MasterCard shares	-	-	$8,351	nm	nm
Other Non-Interest Income	$5,174	$4,839	$6,425	6.9%	(19.5%)
Total Non-Interest Income	**$73,995**	**$69,698**	**$103,202**	**6.2%**	**(28.3%)**

Prior periods reclassified to exclude discontinued operations

Non-Interest Expense

(in thousands)

	2Q10	1Q10	2Q09	2Q10 vs. 1Q10 % Change	2Q10 vs. 2Q09 % Change
Salaries and Other Personnel Expense	$103,929	$104,022	$108,508	(0.1%)	(4.2%)
Net Occupancy and Equipment Expense	30,588	29,978	30,544	2.0	0.1
FDIC Insurance Expense	18,064	16,555	28,915	9.1	(37.5)
Foreclosed Real Estate Expense	46,440	45,507	172,404	2.1	(73.1)
Other Credit Costs	7,249	8,055	3,904	(10.0)	85.7
Goodwill Impairment	-	-	241	nm	nm
Professional Fees	11,595	9,380	10,340	23.6	12.1
Data Processing Expense	11,323	10,683	11,166	6.0	1.4
Restructuring Charges	-	-	397	nm	nm
Other Operating Expenses	29,574	28,616	27,516	3.3	7.5
Total Non-Interest Expense	$258,762	$252,797	$393,935	2.4%	(34.3%)
Fundamental Non-Interest Expense*	$187,009	$182,680	$188,078	2.4%	(0.6%)

* Excluding VISA litigation recovery, restructuring charges, credit costs, goodwill impairment, and FDIC insurance. Non-GAAP financial measures; see appendix

Prior periods reclassified to exclude discontinued operations.

Non-GAAP Financial Measures

(dollars in millions)

The following tables illustrate the method of calculating the non-GAAP financial measures used in this slide presentation:

	2Q09	3Q09	4Q09	1Q10	2Q10
Total Risk-Weighted Assets	$30,037	$28,378	$26,782	$25,783	$24,685 (1)
Loss from continuing operations before income taxes	(666)	(472)	(244)	(275)	(234)
Subtract: Gain from sale of Visa shares	–	–	(52)	–	–
Add: Provision for losses on loans	632	496	387	341	299
Add: Other Credit Costs*	176	110	40	54	54
Add: Goodwill Impairment	–	–	15	–	–
Add (Subtract): Net Litigation Contingency Expense (Recovery)	–	6	(2)	–	–
Pre-tax, Pre-credit costs Income	$142	$140	$144	$119	$119
Pre-tax, Pre-credit costs Income / RWA**	1.9%	2.0%	2.2%	1.8%	1.9% (1)

* Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to other loans held for sale.
** Annualized
(1) Preliminary

Non-GAAP Financial Measures

(dollars in millions)

	2Q09	3Q09	4Q09	1Q10	2Q10
Total non-interest expense	$394	$317	$249	$253	$259
Other credit costs [1]	(176)	(110)	(40)	(53)	(54)
FDIC insurance expense	(29)	(14)	(16)	(17)	(18)
Net litigation contingency recovery (expense)	–	(6)	2	–	–
Goodwill impairment	–	–	(15)	–	–
Fundamental non-interest expense [2]	**$189**	**$187**	**$180**	**$183**	**$187**
Average earning assets [3]	**$32,124**	**$31,556**	**$31,403**	**$29,817**	**$30,134**
Net interest income (taxable equivalent)	258	256	257	250	251
Add: Negative impact of non-performing assets on net interest income [4]	32	33	30	28	24
Net interest income (taxable equivalent) excluding the negative impact of non-performing assets	**$290**	**$289**	**$287**	**$278**	**$275**
Net interest margin	**3.23%**	**3.22%**	**3.25%**	**3.39%**	**3.34%**
Negative impact of non-performing assets	**0.39%**	**0.42%**	**0.38%**	**0.38%**	**0.33%**
Net interest margin excluding negative impact of non-performing assets	**3.62%**	**3.64%**	**3.63%**	**3.77%**	**3.67%**

(1) Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to other loans held for sale.
(2) Also referred to as core expenses
(3) Quarterly average balance
(4) Represents pro forma interest income on non-performing loans at current commercial loan portfolio yield, carrying cost of ORE, and net interest charge-offs on loans recognized during the quarter

Non-GAAP Financial Measures

(dollars in millions)

	2Q09	3Q09	4Q09	1Q10	2Q10
Total deposits	$27,424	$28,054	$27,433	$27,180	$26,258
National market brokered deposits	(4,995)	(5,639)	(5,039)	(4,642)	(4,176)
Core deposits	**$22,429**	**$22,415**	**$22,394**	**$22,538**	**$22,082**

	2Q09	3Q09	4Q09	1Q10	2Q10
Total assets	$34,349	$34,610	$32,831	$32,439	$32,382
Goodwill	(39)	(39)	(24)	(24)	(24)
Other intangible assets, net	(19)	(18)	(17)	(16)	(15)
Tangible assets	$34,291	$34,553	$32,790	$32,399	$32,343
Total shareholders' equity	$3,018	$3,137	$2,851	$2,616	$3,424
Goodwill	(39)	(39)	(24)	(24)	(24)
Other intangible assets, net	(19)	(18)	(17)	(16)	(15)
Cumulative perpetual preferred stock	(924)	(926)	(928)	(930)	(933)
Tangible common equity	$2,036	$2,154	$1,882	$1,646	$2,452
Tangible common equity to tangible assets	**5.94%**	**6.23%**	**5.74%**	**5.08%**	**7.58%**